UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2026

Nuveen Farmland REIT
(Exact name of Registrant as specified in its Charter)

Maryland	000-56779	39-7054558
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 917-7700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Nuveen Farmland REIT (the “Company” or “FREIT”) previously filed on September 30, 2026 a Current Report on
Form 8-K disclosing the acquisition of two agricultural properties known as the Mississippi Acquisition and the Illinois
Acquisition (collectively, the “Acquired Properties”) on September 24, 2026.
This Amendment to the Current Report on Form 8-K, filed on September 30, 2026, is being filed solely to provide the required audited and unaudited combined statements of revenues and certain operating expenses under Rule 3-14 of Regulation
S-X with respect to the Acquired Properties. Additionally, this report presents the required pro forma financial information reflecting the impact of the acquisitions on the Company. The Company intends to make an election to be treated as a real estate investment trust for federal income tax purposes beginning with the taxable year ending December 31, 2026 and as such, the estimated taxable operating results are excluded from this report.
The Company’s results with respect to this acquisition may be materially different from those expressed in this report due to various factors, including but not limited to those discussed under Item 1A. Risk Factors in our annual report on Form
10-K for the year ended December 31, 2025.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of Real Estate Acquired.
•Independent Auditors’ Report;
•Audited combined statement of revenues and certain operating expenses for the Acquisition for the year ended December 31, 2025 and unaudited combined statement of revenues and certain operating expenses for the Acquisition for the six months ended June 30, 2026, and
•Notes to statements of revenues and certain operating expenses.
(b) Pro forma financial information.
•Unaudited pro forma condensed consolidated balance sheet at June 30, 2026;
•Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2026;
and
•Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025.

CohnReznick LLP
cohnreznick.com

# Independent Auditor's Report

Board of Directors and Stockholders
Nuveen Farmland REIT

*Opinion*

We have audited the combined Statement of Revenue and Certain Operating Expenses (the "financial statement") of two agricultural properties known as the Mississippi Acquisition and the Illinois Acquisition (collectively the "Acquired Properties") for the year ended December 31, 2025, and the related notes to the combined financial statement.

In our opinion, the accompanying combined financial statement presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Acquired Properties for the year ended December 31, 2025, in accordance with accounting principles generally accepted in the United States of America.

*Basis for Opinion*

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Combined Financial Statement section of our report. We are required to be independent of Nuveen Farmland REIT and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

*Emphasis of Matter - Basis of Accounting*

We draw attention to Note 1 to the combined financial statement, which describes that the accompanying combined financial statement were prepared for the purpose of complying with the rules and regulations of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Nuveen Farmland REIT) and are not intended to be a complete presentation of the Acquired Properties' revenues and expenses. As a result, the combined financial statement may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

*Responsibilities of Management for the Combined Financial Statement*

Management is responsible for the preparation and fair presentation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

*Auditor's Responsibilities for the Audit of the Combined Financial Statement*

Our objectives are to obtain reasonable assurance about whether the combined financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher

3

than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statement.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the combined financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statement.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquired Properties' internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statement.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Acquired Properties' ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

CohnReznick LLP

Charlotte, North Carolina
November 10, 2026

4

Acquired Properties
Combined Statements of Revenues and Certain Operating Expenses
for the Year Ended December 31, 2025
and the Six Months Ended June 30, 2026 (Unaudited)

	Year Ended December 31, 2025	Six Months Ended June 30, 2026 (Unaudited)
Revenues
Rental revenue	$710,753	$353,050
Total operating revenue	$710,753	$353,050
Certain operating expenses
Real estate taxes	$39,281	$19,817
Repairs and maintenance	12,873	3,456
General, administrative, and other	13,774	14,203
Total certain operating expenses	$65,928	$37,476
Excess of revenue over certain operating expenses	$644,825	$315,574

The accompanying notes are an integral part of the combined statements of revenues and certain operating expenses.

Acquired Properties
Notes to Combined Statements of Revenues and Certain Operating Expenses
for the Year Ended December 31, 2025
and the Six Months Ended June 30, 2026 (Unaudited)
Note 1. Organization and basis of presentation
The accompanying Combined Statements of Revenues and Certain Operating Expenses (the “financial statements”) for the year ended December 31, 2025 and the period from January 1, 2026 through June 30, 2026 (unaudited), relate to the operations of two agricultural properties known as the Mississippi Acquisition and the Illinois Acquisition (collectively, the
“Acquired Properties”) purchased by Nuveen Farmland REIT (the “Company” or “FREIT”) on September 24, 2026. The
Company's sponsor is Nuveen, LLC, a wholly owned subsidiary of Teachers Insurance and Annuity Association of America
(“TIAA”). The Acquired Properties were purchased from a subsidiary of TIAA.
The accompanying combined financial statements were prepared for the purpose of complying with Rule 3-14 of
Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The combined financial statements are not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the properties, have been excluded. Expenses excluded generally consist of interest and debt related costs, depreciation and amortization expense, property management fees, income taxes and certain other expenses not directly related to the future operations of the properties. Therefore, the combined financial statements may not be comparable to a statement of operations for the Acquired Properties after their acquisition by the Company. Except as noted above, the Company is not aware of any material factors relating to the Acquired Properties for the year ended December 31, 2025 or the period from January 1, 2026 through June 30, 2026 (unaudited), that would cause the reported financial information not to be indicative of future operating results.
Note 2. Summary of significant accounting policies
Basis of accounting
The combined financial statements have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, expenses are recognized when incurred.
Interim unaudited information
The statement of revenues and expenses for the six months ended June 30, 2026 is unaudited. In the opinion of the
Company, such statement reflects all adjustments necessary for a fair statement of revenues and certain operating expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of a normal recurring nature.
Revenue recognition
Rental revenue from leased farmland is recognized when earned, as a function of time over the lease term. Bonus rental revenue can be earned based on production levels and commodity prices, and is recognized as earned per the terms of the lease agreement. Rental advances are recorded as liabilities until related revenues are earned and recognized.
Property operations
Certain operating expenses represent the direct expenses of operating the Acquired Properties and consist primarily of real estate taxes, repairs and maintenance, and general, administrative, and other expenses that are expected to continue in the ongoing operation of the Acquired Properties.
Use of estimates
The preparation of the accompanying combined financial statements in accordance with the accounting principles generally accepted in the United States requires management of the Company to make certain estimates and assumptions about the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Note 3. Future rent payments
Approximate minimum future rents required under the leases in effect at December 31, 2025 are as follows (in thousands):

Year	Future Minimum Rents
2026	$701
2027	644
2028	—
2029	—
2030	—
Thereafter	—
Total	$1,345
Note 4. Subsequent events
The Company evaluated events through November 10, 2026, the date the combined financial statements were available to be issued, and no events have occurred that require consideration as adjustments to, or disclosures in, the combined financial statements.

Nuveen Farmland REIT
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)
On September 24, 2026, Nuveen Farmland REIT (the “Company” or “FREIT”) completed the acquisition of two agricultural properties known as the Mississippi Acquisition and the Illinois Acquisition (collectively, the “Acquired
Properties”). The Company funded the acquisition with proceeds received on September 1, 2026 from selling shares in unregistered private offerings (the “Initial Closing”). The Acquired Properties consist of approximately 3,485.3 gross acres of row crop farmland.
The unaudited pro forma condensed consolidated balance sheet as of June 30, 2026 is presented as if (i) proceeds received from the Initial Closing and (ii) the purchase of the Acquired Properties were each completed on June 30, 2026.
The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2026 and for the year ended December 31, 2025, are presented as if the Acquired Properties were purchased on January 1, 2025.
The following unaudited pro forma condensed consolidated financial statements have been prepared to comply with
Article 11 of Regulation S-X, as promulgated by the SEC. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements of the Company and notes thereto presented in the
Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2026 and Annual Report on Form 10-K for the year ended December 31, 2025. The unaudited pro forma balance sheet and income statements are not necessarily indicative of what the actual financial position and operating results would have been had the (i) proceeds been received from the Initial
Closing and (ii) Acquired Properties been purchased on June 30, 2026 and January 1, 2025, respectively, nor are they indicative of future operating results of the Company.

Nuveen Farmland REIT
Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2026
(Unaudited, in thousands)

	FREIT Historical	Initial Closing		Acquired Properties		FREIT Pro Forma
Assets
Investments in real estate	$—	$—		$20,633	(b)	$20,633
Cash and cash equivalents	1	34,668	(a)	(20,633)	(c)	14,036
Total assets	$1	$34,668		$—		$34,669
Liabilities and Equity
Due to affiliates	$1	$—		$—		$1
Total liabilities	1	—		—		1
Equity
Common shares - Type A-I Shares, 0.01 par value per share, no shares issued and outstanding at June 30, 2026	—	14	(a)	—		14
Common shares - Type A-II Shares, 0.01 par value per share, no shares issued and outstanding at June 30, 2026	—	3	(a)	—		3
Common shares - Type S-I Shares, 0.01 par value per share, no shares issued and outstanding at June 30, 2026	—	—	(a)	—		—
Common shares - Type S-II Shares, 0.01 par value per share, no shares issued and outstanding at June 30, 2026	—	—	(a)	—		—
Common shares - Type I Shares, 0.01 par value per share, no shares issued and outstanding at June 30, 2026	—	—	(a)	—		—
Additional paid-in capital	—	34,651	(a)	—		34,651
Total equity	—	34,668		—		34,668
Total liabilities and equity	$1	$34,668		$—		$34,669

(a)	The Company received proceeds on September 1, 2026 from selling shares in unregistered private offerings. The following table details the shares sold:

Description	Initial Closing Price	Shares Issued	Proceeds
Type A-I Shares	$20.00	1,401,150	$28,023,000
Type A-II Shares	20.00	299,250	5,985,000
Type S-I Shares	20.00	12,500	250,000
Type S-II Shares	20.00	500	10,000
Type I Shares	20.00	20,000	400,000
		1,733,400	$34,668,000

The Company recorded the par value of the shares issued and sold as common shares and the remainder as additional paid-in capital.
The Company included this pro forma adjustment as if the cash proceeds received on September 1, 2026 were used to purchase the
Acquired Properties.

(b)
Represents the purchase price of the Acquired Properties, including closing costs, as if the transaction was completed as of June 30,
2026. The Company determined this acquisition was an asset acquisition in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and allocated the total purchase price to the assets acquired based on relative fair value. The following table details the purchase price allocation of the Acquired Properties:

Description	Acquired Properties	Useful Lives
Land	$18,813,720	n/a
Buildings	118,800	30-35 years
Improvements	1,700,880	5-60 years
Investments in real estate	$20,633,400

(c)	The Acquired Properties were purchased using funds from the Initial Closing.

Nuveen Farmland REIT
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2026
(in thousands)

	FREIT Historical	Acquired Properties		Pro Forma Adjustments		FREIT Pro Forma
Revenues
Rental revenue	$—	$351	(a)	$—		$351
Total revenues	$—	$351		$—		$351
Expenses
Rental property operating	$—	$23	(a)	$—		$23
General and administrative	—	14	(a)	—		14
Depreciation	—	—		85	(b)	85
Total expenses	$—	$37		$85		$122
Net income	$—	$314		$(85)		$229

(a)	Represents the operating results attributable to the Acquired Properties for the six months ended June 30, 2026.
(b)	Represents the depreciation attributable to the Acquired Properties for the six months ended June 30, 2026. The Company records depreciation on a straight-line basis.

Nuveen Farmland REIT
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
For the Year Ended December 31, 2025
(in thousands)

	FREIT Historical	Acquired Properties		Pro Forma Adjustments		FREIT Pro Forma
Revenues
Rental revenue	$—	$701	(a)	$—		$701
Total revenues	$—	$701		$—		$701
Expenses
Rental property operating	$—	$52	(a)	$—		$52
General and administrative	—	14	(a)	—		14
Depreciation	—	—		170	(b)	170
Total expenses	$—	$66		$170		$236
Net income	$—	$635		$(170)		$465

(a)	Represents the operating results attributable to the Acquired Properties for the year ended December 31, 2025.
(b)	Represents the depreciation attributable to the Acquired Properties for the year ended December 31, 2025. The Company records depreciation on a straight-line basis.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Farmland REIT

November 10, 2026	By:	/s/ Jennifer Mangano
		Name:	Jennifer Mangano
		Title:	Chief Accounting Officer and Treasurer